Exhibit 99.2
                                                                    ------------
List of Filers
--------------


Designated Filer:                       Warburg Pincus Ventures, L.P.
Issuer & Ticker Symbol:                 Kyphon Inc. [KYPH]
Date of Event Requiring Statement:      July 12, 2005


1.    Name: Warburg Pincus Ventures, L.P.
      Address: 466 Lexington Avenue
      New York, New York  10017

2.    Name: Warburg Pincus & Co.
      Address: 466 Lexington Avenue
      New York, New York  10017

3.    Name: Warburg Pincus LLC
      Address: 466 Lexington Avenue
      New York, New York  10017

4.    Name: Warburg Pincus Partners LLC
      Address: 466 Lexington Avenue
      New York, New York  10017

5.    Name: Elizabeth Weatherman
      Address: 466 Lexington Avenue
      New York, New York  10017



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                      WARBURG PINCUS & CO.


                      By:   /s/ Scott A. Arenare                         7/14/05
                           ---------------------------------------       -------
                           Name:   Scott A. Arenare                         Date
                           Title:  Partner




                      WARBURG PINCUS LLC


                      By:   /s/ Scott A. Arenare                         7/14/05
                           ---------------------------------------       -------
                           Name:   Scott A. Arenare                         Date
                           Title:  Member




                      WARBURG PINCUS PARTNERS LLC
                        By:  Warburg Pincus & Co.
                              its Managing Member

                      By:   /s/ Scott A. Arenare                         7/14/05
                           ---------------------------------------       -------
                           Name:   Scott A. Arenare                         Date
                           Title:  Partner


                      ELIZABETH WEATHERMAN


                      By:   /s/ Scott A. Arenare                         7/14/05
                           ---------------------------------------      --------
                           Name:   Scott A. Arenare                         Date
                           Title:  Attorney-in-Fact for Director
                                   Elizabeth Weatherman pursuant to
                                   the Power of Attorney dated
                                   May 24, 2004 attached hereto, as
                                   Exhibit 24